Provisions and Other Non-Current Liabilities - Summary of Provisions and Other Non-Current Liabilities (Detail) - USD ($) $ in Millions	Jun. 30, 2026	Dec. 31, 2025
Disclosure of other provisions [abstract]
Net defined benefit plan obligations	$ 449	$ 504
Deferred compensation and employee incentives	78	75
Provisions	64	64
Other non-current liabilities	6	13
Total provisions and other non-current liabilities	$ 597	$ 656